UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	March 31, 2008

FIRSTFLIGHT, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-52593	87-0617649
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

236 Sing Sing Road, Elmira-Corning Regional Airport, Horseheads, NY		14845
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(607) 739-7148

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 31, 2008, FirstFlight, Inc. (the “Company”) issued a press release describing its results of operations and financial condition for the year ended December 31, 2007. The Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 31, 2008 of FirstFlight, Inc. regarding its results of operations and financial condition for the year ended December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstFlight, Inc.

Date: March 31, 2008	By:	Keith P. Bleier
Keith P. Bleier
Senior Vice President and
Chief Financial Officer